UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America®

Semi-annual report for the six months ended June 30, 2014

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2014:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	20.13%	15.41%	7.14%

The total annual fund operating expense ratio was 0.61% for Class A shares as of the prospectus dated March 1, 2014.

For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.52%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Gradual improvement in the U.S. economy and continuing strength in the equity markets led The Investment Company of America 8.25% higher for the six month period ended June 30, 2014, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, returned 7.12% during the same time period.

For the 20 years ended June 30, 2014, ICA posted an average annual total return of 10.13% with distributions reinvested, compared with 9.78% by the S&P 500. Over its 80-year history, ICA had an average annual total return of 12.28% with distributions reinvested, compared with 10.89% by the S&P 500.

Sluggish progress in the U.S. economy

The U.S. economy continues to listlessly improve with many mixed indicators. On the positive side, unemployment figures improved and there was some job creation. On the other hand, first quarter annual gross domestic product (GDP) fell 2.1% and the housing market was uneven. The U.S. recovery, however, is still ahead of the other major economies in the world.

Results at a glance

For the six months ended June 30, 2014, with all distributions reinvested

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*	Lipper Growth & Income Funds Index

Income return	0.78%	1.03%	n/a
Capital return	7.47%	6.09%	n/a
Total return	8.25%	7.12%	5.96%

*	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The Investment Company of America	1

The U.S. stock market continues to push into record territory, led by accommodating monetary stimulus policy by the Federal Reserve and its commitment to keep interest rates low. The Fed, however, has clearly signaled it will gradually wind down its quantitative easing program, which will likely lead to a normalizing of interest rates.

Many companies we follow are poised for good earnings growth as evidenced by their competitive cost structures and improved balance sheets. While we haven’t yet witnessed a major kick-off in hiring or capital expenditures, we have seen large cash balances being used for share repurchase, higher dividends, and more mergers and acquisitions.

The major international news during the period centered on geopolitical tensions in countries such as Syria, Ukraine, Iraq and Thailand. The modest amount of volatility in the stock market was short-lived as equities shrugged off geopolitical concerns and proved their strength throughout the period. Tensions in the Middle East increase the risk of disruption in the world’s oil markets, and this continues to be an area of examination for the fund’s portfolio managers.

ICA’s portfolio in review

Despite a stumble in late January, and another setback in April when many stocks that had done well in 2013 sold off, equities continued their strong run. The fund’s portfolio managers focused on valuation and purchased many equities that we believe offer a lower amount of risk.

Energy and industrials holdings were strong contributors, the former led by Baker Hughes (+34.73%) and the latter highlighted by the fund’s sixth-largest holding, General Dynamics (+21.98%).

Information technology stocks also benefited the fund. The fund’s eighth-largest holding, Apple, which rose 15.93%, is set for another strong product cycle with the release of the iPhone 6 and its line of smart watches. Texas Instruments (+8.84%) was a positive contributor, while Oracle, which rose 5.93%, was a relative detractor as it slightly trailed the broader market.

The fund’s third-largest holding, Verizon, which lost 0.43%, completed its acquisition of Vodafone’s 45% indirect interest in Verizon Wireless, which had been a joint venture between the two companies, for approximately $130 billion. Verizon also increased its dividend payout to investors.

Holdings of financials and consumer discretionary companies and assets held in cash held back some of the fund’s gains.

2	The Investment Company of America

Other top-10 holdings included Gilead Sciences (+10.33%), Amgen (+3.69%), Philip Morris International (–3.24%), Altria (+9.25%) and AbbVie (+6.87). The fund paid investors a total of $0.285 per share in dividends for the period.

A look ahead

There are concerns that the Federal Reserve’s monetary policy may be starting to harm rather than help economic growth as the Fed’s insistence on low rates distorts the natural ebb and flow of the financial system. If interest rates do rise, there is an interesting debate as to whether that will be positive or negative for equity markets. If there is associated economic growth, without a spike in inflation, we believe that could be positive.

Overall, the stock market seems relatively sturdy as it has absorbed negative geopolitical and financial events very well. At this point, there doesn’t appear to be prospects for a recession, until we see any leading indicators such as spiking interest rates or a huge escalation in geopolitical tensions. If there is bad news, or increased volatility occurs, we often view that as an opportunity, because it can give the fund’s portfolio managers the chance to invest in companies with more favorable valuations for the long term.

Fund results have been strong as the stock market has recovered from its lows of 2008–09 with low volatility. Given that we are now starting from above average valuation levels, returns in the near future may not be as strong as what we have recently enjoyed. We ask investors, however, to remain focused on the long term and our time-tested approach to investing. We will continue to conduct fundamental research, with a long-term horizon, and with an eye toward valuation and risk, in order to help our investors meet their financial goals.

The fund’s portfolio managers remain optimistic about continuing to identify solid companies at good valuations that will prosper in the long run. We thank you for your confidence in our investment philosophy.

Cordially,

James B. Lovelace Vice Chairman	Donald D. O’Neal President

August 7, 2014

For current information about the fund, visit americanfunds.com.

The Investment Company of America	3

Summary investment portfolio June 30, 2014	unaudited

Industry sector diversification	Percent of net assets

Common stocks 93.50%	Shares	Value (000)	Percent of net assets
Energy 12.08%
Baker Hughes Inc.	15,502,750	$1,154,180	1.56%
BP PLC	127,218,747	1,121,051	1.51
Cabot Oil & Gas Corp.	13,759,000	469,732	.63
Canadian Natural Resources, Ltd.	11,318,100	520,057	.70
ConocoPhillips	8,500,000	728,705	.98
EOG Resources, Inc.	5,744,400	671,291	.90
Royal Dutch Shell PLC, Class A (ADR)	8,623,700	710,334
Royal Dutch Shell PLC, Class B	9,250,000	402,489	1.50
Schlumberger Ltd.	5,660,999	667,715	.90
Other securities		2,521,651	3.40
		8,967,205	12.08

Materials 3.10%
Dow Chemical Co.	15,955,000	821,044	1.11
Praxair, Inc.	4,651,500	617,905	.83
Other securities		863,914	1.16
		2,302,863	3.10

Industrials 10.17%
CSX Corp.	31,036,739	956,242	1.29
General Dynamics Corp.	14,577,800	1,699,042	2.29
General Electric Co.	21,875,000	574,875	.77
Illinois Tool Works Inc.	6,400,000	560,384	.76
Union Pacific Corp.	4,887,800	487,558	.66
Other securities		3,267,340	4.40
		7,545,441	10.17

4	The Investment Company of America

	Shares	Value (000)	Percent of net assets
Consumer discretionary 9.92%
Amazon.com, Inc.[1]	3,333,000	$1,082,492	1.46%
Comcast Corp., Class A	10,593,400	568,654
Comcast Corp., Class A, special nonvoting shares	6,000,000	319,980	1.20
General Motors Co.	19,018,309	690,365	.93
Home Depot, Inc.	11,250,000	910,800	1.23
Johnson Controls, Inc.	19,474,700	972,372	1.31
Time Warner Inc.	8,104,000	569,306	.76
Other securities		2,247,077	3.03
		7,361,046	9.92

Consumer staples 9.82%
Altria Group, Inc.	35,779,053	1,500,574	2.02
Coca-Cola Co.	17,366,600	735,649	.99
Mondelez International, Inc.	11,825,000	444,738	.60
PepsiCo, Inc.	5,220,000	466,355	.63
Philip Morris International Inc.	24,575,000	2,071,918	2.79
Other securities		2,068,278	2.79
		7,287,512	9.82

Health care 14.21%
AbbVie Inc.	27,805,000	1,569,314	2.11
Alexion Pharmaceuticals, Inc.[1]	3,207,000	501,094	.67
Amgen Inc.	22,570,703	2,671,694	3.60
Bayer AG	3,881,500	548,236	.74
Gilead Sciences, Inc.[1]	32,042,200	2,656,619	3.58
Novartis AG	4,345,000	393,441
Novartis AG (ADR)	256,556	23,226	.56
UnitedHealth Group Inc.	6,681,123	546,182	.74
Other securities		1,637,806	2.21
		10,547,612	14.21

Financials 4.39%
American International Group, Inc.	9,990,000	545,254	.73
Other securities		2,717,160	3.66
		3,262,414	4.39

Information technology 17.55%
Accenture PLC, Class A	8,396,560	678,778	.92
Apple Inc.	16,879,100	1,568,575	2.11
ASML Holding NV	5,350,000	498,225	.67
Broadcom Corp., Class A	22,721,590	843,425	1.14
Google Inc., Class A1	1,384,580	809,522
Google Inc., Class C1	1,383,580	795,946	2.16
KLA-Tencor Corp.	6,276,900	455,954	.61
Microsoft Corp.	19,357,100	807,191	1.09
Oracle Corp.	51,000,300	2,067,042	2.79
Texas Instruments Inc.	27,675,773	1,322,625	1.78
Western Union Co.[2]	35,700,000	619,038	.83
Other securities		2,560,802	3.45
		13,027,123	17.55

The Investment Company of America	5

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Telecommunication services 4.96%
CenturyLink, Inc.	21,466,000	$777,069	1.05%
Verizon Communications Inc.	48,197,798	2,358,318	3.18
Other securities		543,164	.73
		3,678,551	4.96

Utilities 3.92%
Exelon Corp.	27,937,600	1,019,164	1.37
NRG Energy, Inc.[2]	19,510,000	725,772	.98
Other securities		1,162,022	1.57
		2,906,958	3.92

Miscellaneous 3.38%
Other common stocks in initial period of acquisition		2,506,438	3.38

Total common stocks (cost: $43,099,198,000)		69,393,163	93.50

Bonds, notes & other debt instruments 0.13%
Other 0.13%
Other securities		97,016	.13

Total bonds, notes & other debt instruments (cost: $88,324,000)		97,016	.13

Short-term securities 6.54%	Principal amount (000)
Coca-Cola Co. 0.10%–0.17% due 7/22/2014–12/1/2014[3]	$160,000	159,950	.22
Fannie Mae 0.065%–0.16% due 7/1/2014–12/3/2014	511,600	511,547	.69
Federal Home Loan Bank 0.05%–0.15% due 7/2/2014–2/17/2015	1,888,197	1,887,876	2.54
Freddie Mac 0.055%–0.17% due 7/1/2014–4/21/2015	927,425	927,203	1.25
Microsoft Corp. 0.09% due 8/27/2014[3]	55,000	54,992	.07
Other securities		1,313,413	1.77

Total short-term securities (cost: $4,854,607,000)		4,854,981	6.54
Total investment securities (cost: $48,042,129,000)		74,345,160	100.17
Other assets less liabilities		(125,607)	(.17)

Net assets		$74,219,553	100.00%

6	The Investment Company of America

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 6/30/2014 (000)
NRG Energy, Inc.	12,723,600	6,786,400	—	19,510,000	$5,027	$725,772
Western Union Co.	35,700,000	—	—	35,700,000	8,925	619,038
					$13,952	$1,344,810

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,267,190,000, which represented 1.71% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America	7

Financial statements

Statement of assets and liabilities	unaudited
at June 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $46,920,398)	$73,000,350
Affiliated issuers (cost: $1,121,731)	1,344,810	$74,345,160
Cash denominated in currencies other than U.S. dollars (cost: $1,932)		1,931
Cash		163
Receivables for:
Sales of investments	41,491
Sales of fund’s shares	43,944
Dividends and interest	102,744	188,179
		74,535,433
Liabilities:
Payables for:
Purchases of investments	207,485
Repurchases of fund’s shares	62,131
Investment advisory services	14,479
Services provided by related parties	23,782
Trustees’ deferred compensation	7,304
Other	699	315,880
Net assets at June 30, 2014		$74,219,553

Net assets consist of:
Capital paid in on shares of beneficial interest		$42,965,564
Undistributed net investment income		477,495
Undistributed net realized gain		4,473,335
Net unrealized appreciation		26,303,159
Net assets at June 30, 2014		$74,219,553

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,883,127 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$57,990,924	1,470,674	$39.43
Class B	379,653	9,657	39.31
Class C	1,781,829	45,529	39.14
Class F-1	2,486,101	63,158	39.36
Class F-2	1,474,314	37,400	39.42
Class 529-A	2,191,043	55,659	39.37
Class 529-B	60,015	1,526	39.33
Class 529-C	502,142	12,791	39.26
Class 529-E	81,834	2,084	39.27
Class 529-F-1	55,435	1,409	39.34
Class R-1	91,313	2,329	39.20
Class R-2	719,474	18,333	39.25
Class R-3	940,493	23,914	39.33
Class R-4	991,806	25,200	39.36
Class R-5	741,135	18,801	39.42
Class R-6	3,732,042	94,663	39.42

See Notes to Financial Statements

8	The Investment Company of America

Statement of operations	unaudited
for the six months ended June 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $12,463; also includes $13,952 from affiliates)	$1,158,036
Interest	8,274	$1,166,310

Fees and expenses*:
Investment advisory services	83,813
Distribution services	89,148
Transfer agent services	34,493
Administrative services	6,435
Reports to shareholders	1,597
Registration statement and prospectus	518
Trustees’ compensation	618
Auditing and legal	20
Custodian	464
Other	1,454	218,560
Net investment income		947,750

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	4,504,196
Forward currency contracts	(66)
Currency transactions	717	4,504,847
Net unrealized appreciation (depreciation) on:
Investments	232,679
Forward currency contracts	1,204
Currency translations	(506)	233,377
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		4,738,224
Net increase in net assets resulting from operations		$5,685,974

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

The Investment Company of America	9

Statements of changes in net assets

(dollars in thousands)

	Six months ended June 30, 2014 *	Year ended December 31, 2013
Operations:
Net investment income	$947,750	$1,089,886
Net realized gain on investments, forward currency contracts, and currency transactions	4,504,847	4,609,531
Net unrealized appreciation on investments, forward currency contracts and currency translations	233,377	12,017,411
Net increase in net assets resulting from operations	5,685,974	17,716,828

Dividends and distributions paid to shareholders:
Dividends from net investment income	(526,409)	(1,120,099)
Distributions from net realized gain on investments	—	(4,478,432)
Total dividends and distributions paid to shareholders	(526,409)	(5,598,531)
Net capital share transactions	(860,668)	607,415

Total increase in net assets	4,298,897	12,725,712

Net assets:
Beginning of period	69,920,656	57,194,944
End of period (including undistributed net investment income: $477,495 and $56,154, respectively)	$74,219,553	$69,920,656

*Unaudited.

See Notes to Financial Statements

10	The Investment Company of America

Notes to financial statements	unaudited

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

The Investment Company of America	11

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

12	The Investment Company of America

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

The Investment Company of America	13

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of

14	The Investment Company of America

trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$8,967,205	$—	$—	$8,967,205
Materials	2,302,863	—	—	2,302,863
Industrials	7,545,441	—	—	7,545,441
Consumer discretionary	7,361,046	—	—	7,361,046
Consumer staples	7,287,512	—	—	7,287,512
Health care	10,547,612	—	—	10,547,612
Financials	3,262,414	—	—	3,262,414
Information technology	13,027,123	—	—	13,027,123
Telecommunication services	3,678,551	—	—	3,678,551
Utilities	2,906,958	—	—	2,906,958
Miscellaneous	2,506,438	—	—	2,506,438
Bonds, notes & other debt instruments	—	97,016	—	97,016
Short-term securities	—	4,854,981	—	4,854,981
Total	$69,393,163	$4,951,997	$—	$74,345,160

The Investment Company of America	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

16	The Investment Company of America

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of June 30, 2014, the fund did not have any open forward currency contracts.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of June 30, 2014 (dollars in thousands):

	Net realized loss		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(66)	Net unrealized appreciation on forward currency contracts	$1,204

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

The Investment Company of America	17

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of December 31, 2013, the fund had tax basis undistributed ordinary income of $91,279,000, and capital loss deferral of $32,658,000.

As of June 30, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$26,869,080
Gross unrealized depreciation on investment securities	(594,057)
Net unrealized appreciation on investment securities	26,275,023
Cost of investment securities	48,070,137

18	The Investment Company of America

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended June 30, 2014			Year ended December 31, 2013
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$420,754	$—	$420,754	$898,154	$3,524,457	$4,422,611
Class B	1,391	—	1,391	4,674	29,574	34,248
Class C	6,198	—	6,198	16,802	115,255	132,057
Class F-1	17,506	—	17,506	35,803	151,778	187,581
Class F-2	10,929	—	10,929	19,215	72,114	91,329
Class 529-A	14,718	—	14,718	30,756	129,369	160,125
Class 529-B	178	—	178	618	4,483	5,101
Class 529-C	1,576	—	1,576	3,957	30,156	34,113
Class 529-E	460	—	460	1,021	4,966	5,987
Class 529-F-1	428	—	428	845	3,209	4,054
Class R-1	323	—	323	804	5,559	6,363
Class R-2	2,577	—	2,577	6,739	44,862	51,601
Class R-3	5,200	—	5,200	12,066	58,476	70,542
Class R-4	6,901	—	6,901	14,438	58,105	72,543
Class R-5	6,868	—	6,868	15,941	54,504	70,445
Class R-6	30,402	—	30,402	58,266	191,565	249,831
Total	$526,409	$—	$526,409	$1,120,099	$4,478,432	$5,598,531

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the six months ended June 30, 2014, the investment advisory services fee was $83,813,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities

The Investment Company of America	19

primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of June 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. During the period January 1, 2014, to March 31, 2014, the quarterly fee was

20	The Investment Company of America

based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party to the fund.

For the six months ended June 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$63,907	$27,595	$2,751	Not applicable
Class B	2,019	219	Not applicable	Not applicable
Class C	8,621	874	433	Not applicable
Class F-1	3,043	1,511	609	Not applicable
Class F-2	Not applicable	584	297	Not applicable
Class 529-A	2,318	811	513	$959
Class 529-B	310	29	16	29
Class 529-C	2,344	200	118	221
Class 529-E	192	19	19	36
Class 529-F-1	—	20	13	24
Class R-1	436	45	22	Not applicable
Class R-2	2,563	1,155	172	Not applicable
Class R-3	2,230	748	224	Not applicable
Class R-4	1,165	470	233	Not applicable
Class R-5	Not applicable	209	202	Not applicable
Class R-6	Not applicable	4	813	Not applicable
Total class-specific expenses	$89,148	$34,493	$6,435	$1,269

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $618,000 in the fund’s statement of operations includes $189,000 in current fees (either paid in cash or deferred) and a net increase of $429,000 in the value of the deferred amounts.

The Investment Company of America	21

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Warrants

As of June 30, 2014, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of June 30, 2014, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during either the six months ended June 30, 2014, or the prior fiscal year ended December 31, 2013.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2014

Class A	$1,467,904	39,330	$405,870	10,734	$(2,953,833)	(79,054)	$(1,080,059)	(28,990)
Class B	2,125	57	1,380	37	(112,771)	(3,042)	(109,266)	(2,948)
Class C	128,301	3,467	6,078	162	(268,481)	(7,263)	(134,102)	(3,634)
Class F-1	328,721	8,839	17,145	455	(407,392)	(10,733)	(61,526)	(1,439)
Class F-2	359,994	9,438	9,271	245	(91,170)	(2,444)	278,095	7,239
Class 529-A	95,424	2,565	14,714	390	(101,033)	(2,716)	9,105	239
Class 529-B	616	16	178	5	(15,098)	(407)	(14,304)	(386)
Class 529-C	21,990	591	1,576	42	(27,151)	(733)	(3,585)	(100)
Class 529-E	3,080	83	460	12	(4,694)	(126)	(1,154)	(31)
Class 529-F-1	4,411	118	428	11	(3,817)	(103)	1,022	26
Class R-1	6,596	178	323	8	(8,817)	(235)	(1,898)	(49)
Class R-2	63,557	1,714	2,576	69	(95,300)	(2,567)	(29,167)	(784)
Class R-3	88,616	2,381	5,196	138	(129,992)	(3,507)	(36,180)	(988)
Class R-4	97,863	2,642	6,895	183	(91,414)	(2,453)	13,344	372
Class R-5	48,324	1,291	6,861	182	(225,023)	(5,946)	(169,838)	(4,473)
Class R-6	564,792	15,066	30,402	803	(116,349)	(3,115)	478,845	12,754
Total net increase (decrease)	$3,282,314	87,776	$509,353	13,476	$(4,652,335)	(124,444)	$(860,668)	(23,192)

22	The Investment Company of America

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$2,576,535	74,668	$4,285,280	119,187	$(5,856,875)	(169,755)	$1,004,940	24,100
Class B	6,700	193	33,990	946	(234,543)	(6,895)	(193,853)	(5,756)
Class C	205,242	5,976	129,425	3,614	(499,996)	(14,511)	(165,329)	(4,921)
Class F-1	564,466	16,284	184,356	5,132	(608,802)	(17,997)	140,020	3,419
Class F-2	294,908	8,484	84,767	2,358	(216,272)	(6,208)	163,403	4,634
Class 529-A	178,365	5,185	160,077	4,458	(209,953)	(6,082)	128,489	3,561
Class 529-B	1,172	34	5,099	142	(33,085)	(965)	(26,814)	(789)
Class 529-C	43,786	1,273	34,101	949	(59,218)	(1,722)	18,669	500
Class 529-E	6,673	194	5,987	167	(9,979)	(288)	2,681	73
Class 529-F-1	9,313	268	4,054	113	(7,600)	(217)	5,767	164
Class R-1	14,722	432	6,353	177	(22,163)	(649)	(1,088)	(40)
Class R-2	127,014	3,715	51,541	1,435	(187,554)	(5,489)	(8,999)	(339)
Class R-3	175,244	5,152	70,468	1,962	(236,349)	(6,906)	9,363	208
Class R-4	160,254	4,684	72,506	2,020	(184,341)	(5,296)	48,419	1,408
Class R-5	116,731	3,365	70,368	1,960	(176,710)	(5,153)	10,389	172
Class R-6	703,791	20,489	249,831	6,968	(1,482,264)	(44,890)	(528,642)	(17,433)
Total net increase (decrease)	$5,184,916	150,396	$5,448,203	151,588	$(10,025,704)	(293,023)	$607,415	8,961

*Includes exchanges between share classes of the fund.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,231,810,000 and $13,383,036,000, respectively, during the six months ended June 30, 2014.

The Investment Company of America	23

Financial highlights

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:	Six months ended 6/30/2014[4,5]	$36.70	$.51	$2.51	$3.02
	Year ended 12/31/2013	30.16	.61	9.07	9.68
	Year ended 12/31/2012	27.09	.60	3.61	4.21
	Year ended 12/31/2011	28.16	.57	(1.06)	(.49)
	Year ended 12/31/2010	25.95	.55	2.22	2.77
	Year ended 12/31/2009	20.96	.52	5.04	5.56
Class B:	Six months ended 6/30/2014[4,5]	36.58	.37	2.49	2.86
	Year ended 12/31/2013	30.06	.34	9.04	9.38
	Year ended 12/31/2012	26.99	.37	3.60	3.97
	Year ended 12/31/2011	28.05	.35	(1.06)	(.71)
	Year ended 12/31/2010	25.84	.35	2.21	2.56
	Year ended 12/31/2009	20.87	.35	5.02	5.37
Class C:	Six months ended 6/30/2014[4,5]	36.42	.36	2.49	2.85
	Year ended 12/31/2013	29.95	.33	9.00	9.33
	Year ended 12/31/2012	26.90	.36	3.59	3.95
	Year ended 12/31/2011	27.97	.34	(1.06)	(.72)
	Year ended 12/31/2010	25.78	.34	2.20	2.54
	Year ended 12/31/2009	20.82	.34	5.01	5.35
Class F-1:	Six months ended 6/30/2014[4,5]	36.63	.49	2.51	3.00
	Year ended 12/31/2013	30.11	.58	9.06	9.64
	Year ended 12/31/2012	27.04	.58	3.62	4.20
	Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
	Year ended 12/31/2010	25.92	.54	2.21	2.75
	Year ended 12/31/2009	20.93	.51	5.05	5.56
Class F-2:	Six months ended 6/30/2014[4,5]	36.69	.54	2.51	3.05
	Year ended 12/31/2013	30.15	.68	9.07	9.75
	Year ended 12/31/2012	27.08	.67	3.61	4.28
	Year ended 12/31/2011	28.15	.63	(1.06)	(.43)
	Year ended 12/31/2010	25.95	.61	2.21	2.82
	Year ended 12/31/2009	20.96	.56	5.06	5.62

24	The Investment Company of America

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.29)	$—	$(.29)	$39.43	8.25%	$57,991	.59%[6]		2.73%[6]
(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61		1.76
(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62		2.02
(.58)	—	(.58)	27.09	(1.76)	42,643	.61		2.05
(.56)	—	(.56)	28.16	10.86	48,789	.61		2.12
(.57)	—	(.57)	25.95	27.18	49,136	.66		2.32
(.13)	—	(.13)	39.31	7.84	380	1.35	[6]	2.02	[6]
(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37		1.00
(.48)	(.42)	(.90)	30.06	14.74	552	1.38		1.25
(.35)	—	(.35)	26.99	(2.53)	838	1.38		1.27
(.35)	—	(.35)	28.05	10.03	1,431	1.38		1.36
(.40)	—	(.40)	25.84	26.19	2,017	1.43		1.57
(.13)	—	(.13)	39.14	7.85	1,782	1.39	[6]	1.94	[6]
(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41		.95
(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43		1.21
(.35)	—	(.35)	26.90	(2.58)	1,767	1.42		1.24
(.35)	—	(.35)	27.97	9.95	2,212	1.43		1.31
(.39)	—	(.39)	25.78	26.20	2,243	1.46		1.53
(.27)	—	(.27)	39.36	8.22	2,486	.67	[6]	2.66	[6]
(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68		1.68
(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67		1.98
(.57)	—	(.57)	27.04	(1.84)	1,744	.66		2.01
(.55)	—	(.55)	28.12	10.78	1,558	.66		2.07
(.57)	—	(.57)	25.92	27.21	1,209	.68		2.31
(.32)	—	(.32)	39.42	8.36	1,474	.40	[6]	2.89	[6]
(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41		1.96
(.79)	(.42)	(1.21)	30.15	15.86	770	.40		2.25
(.64)	—	(.64)	27.08	(1.54)	604	.40		2.27
(.62)	—	(.62)	28.15	11.07	669	.39		2.34
(.63)	—	(.63)	25.95	27.50	533	.42		2.37

See page 29 for footnotes.

The Investment Company of America	25

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:	Six months ended 6/30/2014[4,5]	$36.64	$.49	$2.51	$3.00
	Year ended 12/31/2013	30.11	.57	9.07	9.64
	Year ended 12/31/2012	27.05	.57	3.60	4.17
	Year ended 12/31/2011	28.12	.55	(1.06)	(.51)
	Year ended 12/31/2010	25.92	.53	2.22	2.75
	Year ended 12/31/2009	20.93	.50	5.04	5.54
Class 529-B:	Six months ended 6/30/2014[4,5]	36.60	.35	2.49	2.84
	Year ended 12/31/2013	30.07	.30	9.04	9.34
	Year ended 12/31/2012	27.00	.33	3.60	3.93
	Year ended 12/31/2011	28.06	.32	(1.05)	(.73)
	Year ended 12/31/2010	25.86	.33	2.20	2.53
	Year ended 12/31/2009	20.89	.32	5.03	5.35
Class 529-C:	Six months ended 6/30/2014[4,5]	36.54	.34	2.50	2.84
	Year ended 12/31/2013	30.04	.30	9.04	9.34
	Year ended 12/31/2012	26.99	.34	3.59	3.93
	Year ended 12/31/2011	28.06	.33	(1.06)	(.73)
	Year ended 12/31/2010	25.86	.33	2.21	2.54
	Year ended 12/31/2009	20.89	.32	5.03	5.35
Class 529-E:	Six months ended 6/30/2014[4,5]	36.55	.44	2.50	2.94
	Year ended 12/31/2013	30.05	.49	9.03	9.52
	Year ended 12/31/2012	26.99	.49	3.61	4.10
	Year ended 12/31/2011	28.07	.47	(1.07)	(.60)
	Year ended 12/31/2010	25.87	.46	2.21	2.67
	Year ended 12/31/2009	20.89	.43	5.04	5.47
Class 529-F-1:	Six months ended 6/30/2014[4,5]	36.61	.53	2.51	3.04
	Year ended 12/31/2013	30.09	.65	9.05	9.70
	Year ended 12/31/2012	27.03	.63	3.61	4.24
	Year ended 12/31/2011	28.10	.61	(1.06)	(.45)
	Year ended 12/31/2010	25.90	.59	2.21	2.80
	Year ended 12/31/2009	20.92	.55	5.03	5.58

26	The Investment Company of America

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.27)	$—	$(.27)	$39.37	8.21%	$2,191	.70%[6]		2.62%[6]
(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71		1.66
(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72		1.93
(.56)	—	(.56)	27.05	(1.84)	1,362	.70		1.97
(.55)	—	(.55)	28.12	10.77	1,362	.68		2.05
(.55)	—	(.55)	25.92	27.12	1,173	.73		2.24
(.11)	—	(.11)	39.33	7.77	60	1.48	[6]	1.87	[6]
(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50		.87
(.44)	(.42)	(.86)	30.07	14.58	81	1.52		1.12
(.33)	—	(.33)	27.00	(2.63)	111	1.50		1.16
(.33)	—	(.33)	28.06	9.87	165	1.48		1.26
(.38)	—	(.38)	25.86	26.07	201	1.53		1.45
(.12)	—	(.12)	39.26	7.80	502	1.47	[6]	1.85	[6]
(.33)	(2.51)	(2.84)	36.54	31.29	471	1.49		.88
(.46)	(.42)	(.88)	30.04	14.59	372	1.50		1.14
(.34)	—	(.34)	26.99	(2.62)	336	1.49		1.18
(.34)	—	(.34)	28.06	9.91	352	1.47		1.26
(.38)	—	(.38)	25.86	26.09	321	1.52		1.45
(.22)	—	(.22)	39.27	8.07	82	.94	[6]	2.38	[6]
(.51)	(2.51)	(3.02)	36.55	31.96	77	.95		1.41
(.62)	(.42)	(1.04)	30.05	15.23	61	.97		1.68
(.48)	—	(.48)	26.99	(2.15)	55	.97		1.70
(.47)	—	(.47)	28.07	10.46	57	.97		1.76
(.49)	—	(.49)	25.87	26.77	51	1.02		1.96
(.31)	—	(.31)	39.34	8.33	55	.47	[6]	2.85	[6]
(.67)	(2.51)	(3.18)	36.61	32.59	51	.49		1.88
(.76)	(.42)	(1.18)	30.09	15.74	37	.50		2.15
(.62)	—	(.62)	27.03	(1.62)	31	.49		2.19
(.60)	—	(.60)	28.10	11.00	28	.47		2.26
(.60)	—	(.60)	25.90	27.37	22	.52		2.44

See page 29 for footnotes.

The Investment Company of America	27

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-1:	Six months ended 6/30/2014[4,5]	$36.49	$.36	$2.49	$2.85
	Year ended 12/31/2013	30.01	.33	9.01	9.34
	Year ended 12/31/2012	26.95	.36	3.60	3.96
	Year ended 12/31/2011	28.02	.35	(1.06)	(.71)
	Year ended 12/31/2010	25.83	.35	2.20	2.55
	Year ended 12/31/2009	20.87	.34	5.02	5.36
Class R-2:	Six months ended 6/30/2014[4,5]	36.53	.36	2.50	2.86
	Year ended 12/31/2013	30.03	.34	9.04	9.38
	Year ended 12/31/2012	26.98	.37	3.59	3.96
	Year ended 12/31/2011	28.05	.35	(1.06)	(.71)
	Year ended 12/31/2010	25.85	.34	2.21	2.55
	Year ended 12/31/2009	20.88	.32	5.03	5.35
Class R-3:	Six months ended 6/30/2014[4,5]	36.60	.44	2.51	2.95
	Year ended 12/31/2013	30.09	.48	9.05	9.53
	Year ended 12/31/2012	27.03	.49	3.60	4.09
	Year ended 12/31/2011	28.10	.47	(1.06)	(.59)
	Year ended 12/31/2010	25.90	.46	2.21	2.67
	Year ended 12/31/2009	20.92	.44	5.04	5.48
Class R-4:	Six months ended 6/30/2014[4,5]	36.63	.50	2.50	3.00
	Year ended 12/31/2013	30.11	.59	9.06	9.65
	Year ended 12/31/2012	27.04	.59	3.61	4.20
	Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
	Year ended 12/31/2010	25.91	.54	2.22	2.76
	Year ended 12/31/2009	20.93	.50	5.05	5.55
Class R-5:	Six months ended 6/30/2014[4,5]	36.69	.56	2.50	3.06
	Year ended 12/31/2013	30.15	.70	9.07	9.77
	Year ended 12/31/2012	27.08	.68	3.61	4.29
	Year ended 12/31/2011	28.15	.65	(1.07)	(.42)
	Year ended 12/31/2010	25.94	.61	2.23	2.84
	Year ended 12/31/2009	20.95	.58	5.04	5.62
Class R-6:	Six months ended 6/30/2014[4,5]	36.69	.56	2.51	3.07
	Year ended 12/31/2013	30.15	.71	9.08	9.79
	Year ended 12/31/2012	27.08	.69	3.62	4.31
	Year ended 12/31/2011	28.15	.66	(1.06)	(.40)
	Year ended 12/31/2010	25.95	.63	2.21	2.84
	Period from 5/1/2009 to 12/31/2009[4,7]	20.70	.40	5.30	5.70

	Six months ended	Year ended December 31
	June 30, 2014[4,5]	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	17%	24%	21%	28%	23%	28%

28	The Investment Company of America

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.14)	$—	$(.14)	$39.20	7.82%	$91	1.40%[6]		1.93%[6]
(.35)	(2.51)	(2.86)	36.49	31.36	87	1.40		.96
(.48)	(.42)	(.90)	30.01	14.74	73	1.41		1.23
(.36)	—	(.36)	26.95	(2.55)	74	1.41		1.25
(.36)	—	(.36)	28.02	9.96	78	1.41		1.32
(.40)	—	(.40)	25.83	26.18	66	1.44		1.52
(.14)	—	(.14)	39.25	7.84	720	1.38	[6]	1.95	[6]
(.37)	(2.51)	(2.88)	36.53	31.45	698	1.36		1.00
(.49)	(.42)	(.91)	30.03	14.70	584	1.40		1.25
(.36)	—	(.36)	26.98	(2.55)	577	1.41		1.25
(.35)	—	(.35)	28.05	9.96	654	1.44		1.30
(.38)	—	(.38)	25.85	26.08	621	1.52		1.45
(.22)	—	(.22)	39.33	8.07	941	.96	[6]	2.36	[6]
(.51)	(2.51)	(3.02)	36.60	31.94	912	.96		1.40
(.61)	(.42)	(1.03)	30.09	15.19	743	.98		1.67
(.48)	—	(.48)	27.03	(2.11)	737	.97		1.70
(.47)	—	(.47)	28.10	10.45	827	.97		1.77
(.50)	—	(.50)	25.90	26.76	768	1.00		1.97
(.27)	—	(.27)	39.36	8.24	992	.65	[6]	2.68	[6]
(.62)	(2.51)	(3.13)	36.63	32.37	909	.65		1.72
(.71)	(.42)	(1.13)	30.11	15.60	705	.65		2.00
(.57)	—	(.57)	27.04	(1.83)	660	.65		2.02
(.55)	—	(.55)	28.12	10.82	681	.65		2.08
(.57)	—	(.57)	25.91	27.16	624	.68		2.21
(.33)	—	(.33)	39.42	8.38	741	.35	[6]	3.02	[6]
(.72)	(2.51)	(3.23)	36.69	32.77	854	.35		2.02
(.80)	(.42)	(1.22)	30.15	15.92	697	.35		2.28
(.65)	—	(.65)	27.08	(1.50)	761	.35		2.31
(.63)	—	(.63)	28.15	11.14	895	.35		2.33
(.63)	—	(.63)	25.94	27.57	2,123	.38		2.62
(.34)	—	(.34)	39.42	8.41	3,732	.30	[6]	3.00	[6]
(.74)	(2.51)	(3.25)	36.69	32.84	3,005	.30		2.07
(.82)	(.42)	(1.24)	30.15	15.98	2,995	.30		2.34
(.67)	—	(.67)	27.08	(1.45)	2,456	.30		2.37
(.64)	—	(.64)	28.15	11.16	2,330	.30		2.45
(.45)	—	(.45)	25.95	27.76	534	.33	[6]	2.52	[6]

[1]	Based on average shares outstanding.
[2]	For the period ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .54 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Annualized.
[7]	Class R-6 shares were offered beginning May 1, 2009.

See Notes to Financial Statements

The Investment Company of America	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2014, through June 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The Investment Company of America

	Beginning account value 1/1/2014	Ending account value 6/30/2014	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,082.47	$3.05	.59%
Class A — assumed 5% return	1,000.00	1,021.87	2.96	.59
Class B — actual return	1,000.00	1,078.43	6.96	1.35
Class B — assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class C — actual return	1,000.00	1,078.50	7.16	1.39
Class C — assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class F-1 — actual return	1,000.00	1,082.20	3.46	.67
Class F-1 — assumed 5% return	1,000.00	1,021.47	3.36	.67
Class F-2 — actual return	1,000.00	1,083.58	2.07	.40
Class F-2 — assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 529-A — actual return	1,000.00	1,082.08	3.61	.70
Class 529-A — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 529-B — actual return	1,000.00	1,077.72	7.62	1.48
Class 529-B — assumed 5% return	1,000.00	1,017.46	7.40	1.48
Class 529-C — actual return	1,000.00	1,077.96	7.57	1.47
Class 529-C — assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class 529-E — actual return	1,000.00	1,080.71	4.85	.94
Class 529-E — assumed 5% return	1,000.00	1,020.13	4.71	.94
Class 529-F-1 — actual return	1,000.00	1,083.34	2.43	.47
Class 529-F-1 — assumed 5% return	1,000.00	1,022.46	2.36	.47
Class R-1 — actual return	1,000.00	1,078.16	7.21	1.40
Class R-1 — assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class R-2 — actual return	1,000.00	1,078.43	7.11	1.38
Class R-2 — assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class R-3 — actual return	1,000.00	1,080.71	4.95	.96
Class R-3 — assumed 5% return	1,000.00	1,020.03	4.81	.96
Class R-4 — actual return	1,000.00	1,082.36	3.36	.65
Class R-4 — assumed 5% return	1,000.00	1,021.57	3.26	.65
Class R-5 — actual return	1,000.00	1,083.77	1.81	.35
Class R-5 — assumed 5% return	1,000.00	1,023.06	1.76	.35
Class R-6 — actual return	1,000.00	1,084.05	1.55	.30
Class R-6 — assumed 5% return	1,000.00	1,023.31	1.51	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Investment Company of America	31

Approval of Investment Advisory and Service Agreement

The Investment Company of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of achieving long-term growth of capital and income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index, the Lipper Large-Cap Core Funds Index and the S&P 500 Index. They noted that the investment results of the fund generally

32	The Investment Company of America

compared favorably to those of the Lipper Growth and Income Funds Index for the 20-year, 10-year, five-year and year-to-date periods, and were mixed for these periods compared to the Lipper Large-Cap Core Funds Index and the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations.

The Investment Company of America	33

They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The Investment Company of America

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The Investment Company of America	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2014, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America Investment Portfolio June 30, 2014

unaudited

Common stocks 90.96%
		Value
Energy 10.40%	Shares	(000)

Apache Corp.	2,900,000	$ 243,107
Baker Hughes Inc.	14,480,000	667,962
BP PLC	136,457,810	944,851
BP PLC (ADR)	620,500	25,900
Canadian Natural Resources, Ltd.	4,165,000	117,422
Chevron Corp.	3,266,000	386,498
ConocoPhillips	13,425,000	812,213
Devon Energy Corp.	4,806,321	249,352
Eni SpA	6,348,000	130,388
EOG Resources, Inc.	2,872,200	378,211
Halliburton Co.	8,870,000	370,056
Kinder Morgan, Inc.	5,700,000	217,455
Royal Dutch Shell PLC, Class A (ADR)	8,478,700	540,941
Royal Dutch Shell PLC, Class B	10,000,000	330,959
Royal Dutch Shell PLC, Class B (ADR)	405,000	26,839
Schlumberger Ltd.	12,664,999	907,574
		6,349,728

Materials 3.31%

ArcelorMittal	7,540,000	84,149
Barrick Gold Corp.	725,000	11,411
Dow Chemical Co.	35,637,000	1,146,442
International Flavors & Fragrances Inc.	3,006,500	225,969
POSCO	273,000	71,355
Praxair, Inc.	3,539,500	407,609
United States Steel Corp.	4,160,000	72,925
		2,019,860

Industrials 10.01%

CSX Corp.	35,337,748	819,482
Danaher Corp.	3,800,000	240,540
Emerson Electric Co.	2,130,000	116,170
European Aeronautic Defence and Space Co. EADS NV	2,235,000	119,466
General Dynamics Corp.	15,027,800	1,177,128
General Electric Co.	21,875,000	507,281
Illinois Tool Works Inc.	6,400,000	442,688
Lockheed Martin Corp.	1,000,000	108,460
Masco Corp.	3,000,000	58,470
R.R. Donnelley & Sons Co.[1]	10,135,000	141,991
Schneider Electric SA	2,918,000	211,675
Textron Inc.	7,510,000	195,636
Union Pacific Corp.	3,193,900	492,755
United Continental Holdings, Inc.[2]	8,450,000	264,401
United Parcel Service, Inc., Class B	5,365,000	463,965
United Technologies Corp.	3,046,852	283,174
Common stocks
		Value
Industrials (continued)	Shares	(000)

Waste Management, Inc.	11,639,500	$ 469,421
		6,112,703

Consumer discretionary 11.53%

Amazon.com, Inc.[2]	2,525,000	701,167
Comcast Corp., Class A	7,593,400	318,012
Comcast Corp., Class A, special nonvoting shares	7,000,000	277,690
Daimler AG	960,000	58,087
DIRECTV[2]	2,500,000	154,050
Ford Motor Co.	9,500,000	146,965
General Motors Co.[2]	31,879,500	1,061,906
Home Depot, Inc.	12,000,000	929,640
Johnson Controls, Inc.	20,621,432	738,041
Kohl's Corp.	2,794,000	141,125
Las Vegas Sands Corp.	3,430,000	181,550
News Corp., Class A2	11,690,000	381,094
NIKE, Inc., Class B	7,156,200	455,707
Nissan Motor Co., Ltd.	18,365,000	186,094
Nordstrom, Inc.	1,500,000	89,910
Time Warner Cable Inc.	1,390,127	156,362
Time Warner Inc.	8,104,000	468,573
WPP PLC	2,800,000	47,782
Wynn Resorts, Ltd.	1,810,000	231,680
YUM! Brands, Inc.	4,610,000	319,657
		7,045,092

Consumer staples 10.93%

Altria Group, Inc.	34,945,000	1,222,725
Anheuser-Busch InBev NV	2,208,000	196,556
Coca-Cola Co.	13,606,600	545,761
ConAgra Foods, Inc.	5,521,100	192,852
CVS/Caremark Corp.	9,643,874	551,437
Danone SA	750,000	56,290
General Mills, Inc.	3,920,000	190,238
Kellogg Co.	3,903,268	250,707
Kraft Foods Group, Inc.	6,124,722	342,188
Lorillard, Inc.	5,959,000	260,289
Mondelez International, Inc.	11,825,000	337,367
PepsiCo, Inc.	5,220,000	426,944
Philip Morris International Inc.	23,554,572	2,040,297
Reynolds American Inc.	1,333,332	64,493
		6,678,144

Health care 13.58%

Abbott Laboratories	6,635,000	231,429
AbbVie Inc.	27,391,338	1,132,358
Aetna Inc.	10,274,100	652,816
Alexion Pharmaceuticals, Inc.[2]	2,350,000	216,764
Allergan, Inc.	1,690,000	142,366
Amgen Inc.	17,489,503	1,725,514
Bayer AG	1,831,500	195,319
Biogen Idec Inc.[2]	1,000,000	215,200
Boston Scientific Corp.[2]	10,399,400	96,402
Express Scripts Holding Co.[2]	1,469,300	90,641
Common stocks
		Value
Health care (continued)	Shares	(000)

Gilead Sciences, Inc.[2]	35,880,000	$ 1,837,415
GlaxoSmithKline PLC	6,000,000	150,391
Humana Inc.	3,620,000	305,456
Johnson & Johnson	600,000	51,516
Merck & Co., Inc.	2,800,000	130,060
Novartis AG	3,345,000	237,626
Novartis AG (ADR)	256,556	18,141
Novo Nordisk A/S, Class B	925,000	144,155
St. Jude Medical, Inc.	5,957,479	271,840
UnitedHealth Group Inc.	6,856,287	448,950
		8,294,359

Financials 3.48%

Capital One Financial Corp.	7,250,000	455,373
Citigroup Inc.	4,950,000	237,451
Credit Suisse Group AG	10,102,909	267,935
HSBC Holdings PLC (United Kingdom)	4,869,240	50,508
HSBC Holdings PLC (Hong Kong)	10,000,000	104,757
HSBC Holdings PLC (ADR)	1,529,416	79,377
JPMorgan Chase & Co.	5,180,000	273,452
Prudential Financial, Inc.	3,950,000	288,468
Société Générale	3,432,877	117,966
U.S. Bancorp	3,440,000	124,356
Wells Fargo & Co.	3,000,000	123,810
		2,123,453

Information technology 15.36%

Accenture PLC, Class A	4,375,100	314,832
Adobe Systems Inc.[2]	3,130,000	142,603
Apple Inc.	1,555,000	615,904
Automatic Data Processing, Inc.	4,023,043	277,027
Broadcom Corp., Class A	2,200,000	74,272
Corning Inc.	1,089,186	15,499
Flextronics International Ltd.[2]	6,000,000	46,440
Google Inc., Class A2	972,500	856,160
Hewlett-Packard Co.	40,985,000	1,016,428
Intel Corp.	4,840,000	117,225
International Business Machines Corp.	1,534,741	293,304
KLA-Tencor Corp.	6,276,900	349,811
Linear Technology Corp.	4,100,000	151,044
Maxim Integrated Products, Inc.	2,757,700	76,609
Microsoft Corp.	64,453,100	2,225,565
Oracle Corp.	35,237,400	1,082,493
Samsung Electronics Co. Ltd.	288,000	338,423
Texas Instruments Inc.	24,825,000	865,648
Western Union Co.	21,727,397	371,756
Xilinx, Inc.	3,754,500	148,716
		9,379,759

Telecommunication services 6.79%

AT&T Inc.	24,000,000	849,600
CenturyLink, Inc.	21,466,000	758,823
SOFTBANK CORP.	12,457,000	727,224
Sprint Nextel Corp., Series 1[2]	25,035,300	175,748
Common stocks
		Value
Telecommunication services (continued)	Shares	(000)

Verizon Communications Inc.	23,024,600	$ 1,159,058
Vodafone Group PLC	149,345,000	426,694
Vodafone Group PLC (ADR)	1,640,000	47,134
		4,144,281

Utilities 2.83%

Dominion Resources, Inc.	9,403,824	534,325
Exelon Corp.	15,125,000	467,060
FirstEnergy Corp.	7,368,025	275,122
GDF SUEZ	10,085,861	197,515
NextEra Energy, Inc.	300,000	24,444
PG&E Corp.	2,225,000	101,749
Public Service Enterprise Group Inc.	4,000,000	130,640
		1,730,855

Miscellaneous 2.74%

Other common stocks in initial period of acquisition		1,675,263
Total common stocks (cost: $38,123,920,000)		55,553,497
Convertible securities 0.80%
	Shares or principal
Materials 0.08%	amount (000)

ArcelorMittal 5.00% convertible debenture 2014	$48,620	49,714
Consumer discretionary 0.72%

General Motors Co., Series B, 4.75% convertible preferred 2013	9,060,850	436,371
Total convertible securities (cost: $477,515,000)		486,085
Bonds, notes & other debt instruments 0.54%
	Principal amount
Financials 0.12%	(000)

JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[3]	$ 62,936	71,190
Telecommunication services 0.42%

Sprint Capital Corp. 6.90% 2019	17,200	17,974
Sprint Nextel Corp. 11.50% 2021	101,775	135,869
Sprint Nextel Corp. 8.375% 2017	7,825	8,823
Sprint Nextel Corp. 9.125% 2017	83,400	96,327
		258,993

Total bonds, notes & other debt instruments (cost: $271,219,000)		330,183

Short-term securities 7.98%

Abbott Laboratories 0.08%–0.13% due 7/23–8/27/2013[4]	45,000	44,998
Army and Air Force Exchange Service 0.12% due 8/26/2013[4]	16,600	16,597
Chariot Funding, LLC 0.12%–0.30% due 7/15/2013–2/27/2014[4]	146,400	146,273
Coca-Cola Co. 0.11%–0.17% due 7/16–11/19/2013[4]	251,200	251,154

	Principal amount	Value
Short-term securities	(000)	(000)

Emerson Electric Co. 0.11% due 7/1/2013[4]	$ 35,100	$ 35,100
ExxonMobil Corp. 0.07%–0.085% due 7/9–7/26/2013	134,200	134,194
Fannie Mae 0.09%–0.18% due 7/1/2013–5/1/2014	710,961	710,575
Federal Farm Credit Banks 0.10%–0.22% due 7/5/2013–4/11/2014	596,055	595,868
Federal Home Loan Bank 0.084%–0.22% due 7/1/2013–6/17/2014	697,800	697,443
Freddie Mac 0.097%–0.22% due 7/8/2013–6/10/2014	1,005,909	1,004,924
Harvard University 0.14% due 7/16/2013	22,399	22,398
Jupiter Securitization Co., LLC 0.18%–0.30% due 8/2/2013–2/21/2014[4]	148,900	148,733
Merck & Co. Inc. 0.06% due 7/15/2013[4]	50,000	49,999
National Rural Utilities Cooperative Finance Corp. 0.10% due 7/29/2013	50,000	49,996
NetJets Inc. 0.08% due 7/1/2013[4]	21,000	21,000
Paccar Financial Corp. 0.12%–0.15% due 7/16–9/11/2013	68,950	68,936
Private Export Funding Corp. 0.12%–0.22% due 7/16/2013–1/6/2014[4]	63,300	63,252
Procter & Gamble Co. 0.06%–0.14% due 7/9–11/7/2013[4]	170,600	170,576
Regents of the University of California 0.12%–0.17% due 7/8–7/25/2013	105,655	105,645
U.S. Treasury Bills 0.102%–0.193% due 7/18/2013–5/29/2014	322,200	322,079
Wal-Mart Stores, Inc. 0.10% due 7/23–7/29/2013[4]	135,650	135,642
Wells Fargo & Co. 0.15%–0.18% due 8/6–8/15/2013	77,000	76,981
Total short-term securities (cost $4,872,368,000)		4,872,363
Total investment securities (cost: $43,745,022,000)		61,242,128
Other assets less liabilities		(169,673)
Net assets		$61,072,455

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.

2Security did not produce income during the last 12 months.

3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,083,324,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-004-0813O-S37740

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 29, 2014

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: August 29, 2014